SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2000


                                Union Pacific Railroad Company
                    (Exact Name of Registrant as Specified in its Charter)


     Delaware                   1-6146                  94-6001323
  (State or Other            (Commission             (I.R.S. Employer
   Jurisdiction of            File Number)          Identification No.)
    Incorporation)


        1416 Dodge Street, Omaha, Nebraska                    68179
         (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5000


                                       N/A

                 (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on October 19, 2000 announcing Union Pacific Corporation's financial results for the third quarter of 2000, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits.

                  99 Press Release dated October 19, 2000 announcing Union Pacific Corporation's financial results for the third quarter of 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2000


                                            UNION PACIFIC RAILROAD COMPANY


                                            By: /s/ James R. Young
                                                   James R. Young
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

        Exhibit   Description

        99 Press Release dated October 19, 2000 announcing Union Pacific Corporation's financial results for the third quarter of 2000.